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CONSENT OF INDEPENDENT AUDITORS                                       EXHIBIT 23

Board of Directors and Shareholders
Brush Wellman Inc.


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Brush Wellman Inc. of our report dated January 25, 1994, included in the 1993 Annual Report to Shareholders of Brush Wellman Inc.

Our audits also included the financial statement schedules listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules, referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the following Registration Statements and Post-Effective Amendments of our report dated January 25, 1994, with respect to the consolidated financial statements and schedules of Brush Wellman Inc. included or incorporated by reference in this Form 10-K for the year ended December, 31, 1993:

         Registration Statement Number 33-488866 on Form S-8 dated June 27,
         1992;

         Registration Statement Number 33-45323 on Form S-8 dated February 3, 1992;

         Post-Effective Amendment Number 1 to Registration Statement Number 33-28950 on Form S-8 dated February 3, 1992

         Registration Statement Number 33-35979 on Form S-8 dated July 20, 1990;

         Registration Statement Number 33-28950 on Form S-8 dated May 26, 1989;

         Registration Statement Number 33-28605 on Form S-8 dated May 5, 1989;

         Registration Statement Number 33-23896 on Form S-8 dated August 22,
         1988;

         Registration Statement Number 2-90724 on Form S-8 dated April 27, 1984;

         Post-Effective Amendment Number 4 to Registration Statement Number 2-64080 on Form S-8 dated April 22, 1983;


                                                      ERNST & YOUNG
                                                      /S/ Ernst & Young


Cleveland, Ohio
March 23, 1994